Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes [Abstract]
Income Taxes

11. INCOME TAXES

The Company’s deferred income tax assets and liabilities are as follows:

($000s)	2019	2018
Deferred income tax asset and liability, beginning of year	-	-
Expenses related to the origination and reversal of temporary differences for:
Property and equipment	(377)	6,381
Non-capital losses carried forward	304	(733)
Long-term liabilities	-	(2)
Share issue expenses	-	(1)
Changes in unrecognized tax benefits	73	(5,645)
Deferred income tax expense recognized in net earnings (loss)	8,387	4,523
Deferred income tax recovery recognized in net earnings (loss)	(8,387)	(4,523)
Deferred income tax asset, end of year	8,387	4,523
Deferred income tax liability, end of year	(8,387)	(4,523)

The Company has non-capital losses of $97.6 million (2018 - $84.3 million) that expire between 2027 and 2039. A deferred tax asset of $8.4 million (2018 - $4.5 million) was recognized in respect of unused tax losses in West Gharib. The Company has an additional $16.8 million (2018 - $14.2 million) in unrecognized tax benefits arising in foreign jurisdictions.

Current income taxes represent income taxes incurred and paid under the laws of Egypt pursuant to the PSCs on the West Gharib, West Bakr and NW Gharib concessions.

Income taxes vary from the amount that would be computed by applying the average Canadian statutory income tax rate of 26.5% (2018 - 27.0%) to income before taxes as follows:

($000s)	2019	2018
Income taxes calculated at the Canadian statutory rate	5,857	11,344
Increases (decreases) in income taxes resulting from:
Non-deductible expenses	(2,206)	2,087
Changes in unrecognized tax benefits	73	(5,646)
Effect of tax rates in foreign jurisdictions[1]	18,804	16,002
Changes in tax rates and other	3,570	2,553
Income tax expense - current	26,098	26,340
[1]	The statutory tax rate in Egypt is 40.55%.

The Company's consolidated effective income tax rate for 2019 was 118.1% (2018 - 62.7%).